UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012 (September 14, 2012)

IASIS HEALTHCARE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2012, IASIS Healthcare LLC’s wholly-owned subsidiary, Health Choice of Arizona, Inc. (“Health Choice”), entered into Amendment No. 19 to its contract No.YH09-0001-04 (the “Amendment”) with the Arizona Health Care Cost Containment System (“AHCCCS”) (the “AHCCCS Contract”), which Amendment extends Health Choice’s service as an Arizona managed Medicaid contractor for the period from October 1, 2012 through September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer

Date: September 18, 2012